Filed Pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

FMI Funds, Inc.

September 4, 2013

FMI Focus Fund
Supplement to the Prospectus
dated January 31, 2013

This Supplement to the Prospectus, dated September 3, 2013, for the FMI Focus Fund, a series of FMI Funds, Inc., updates the Prospectus to include the information described below.

On September 3, 2013, Broadview Advisors, LLC reached a definitive agreement to acquire certain assets of Fiduciary Management, Inc. that relate to the management of the FMI Focus Fund (the “Fund”).  It is proposed that the Fund will reorganize into the to-be-formed new Broadview Opportunity Fund, for which Broadview Advisors, LLC will serve as the investment advisor (Broadview currently serves as the sub-advisor to the Fund, with Fiduciary Management serving as the investment advisor).  The reorganization still must be approved by the Fund’s Board of Directors, and, if approved by the Board, the reorganization will then be presented to shareholders of the Fund in a proxy statement for their approval at a special meeting of the shareholders.  If approved by the Board and shareholders of the Fund, the reorganization is anticipated to close in November 2013.

This Supplement is not a solicitation of a proxy from shareholders of the Fund.  Shareholders are urged to read the definitive proxy statement when it becomes available because it will contain important information about the solicitation, including information regarding the participants in the solicitation and their direct or indirect interests in the solicitation.  Shareholders may obtain a copy of the definitive proxy statement (when available), free of charge, by writing to the Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, or by calling the Fund toll-free at 1-800-811-5311.

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Investors Should Retain This Supplement for Future Reference